Exhibit 99.1

Hercules Offshore Monthly Rig Status Report as of August 20, 2007

	Future					Contract (2)	Est. Duration (3)
	Rig Name	Current Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 75	THE 75	Submersible, TD	GOM	Phoenix Exploration	70-72	4	08/24/07
2	Hercules 77	THE 77	Submersible, TD	GOM	Plains E&P	87-89	21	09/10/07
3	Hercules 78	THE 78	Submersible, TD	GOM	Shipyard				Undergoing maintenance through mid-September
4	Hercules 85	Hercules Rig 15	85’ - ILS, TD	GOM	Bois D’Arc	59-61	41	09/30/07
5	Hercules 101	Hercules Rig 20	100’ - MC, TD	GOM	Stacked Ready
6	Hercules 120	Hercules Rig 21	120’ - MC, TD	GOM	Chevron	67-69	41	09/30/07
7	Hercules 150	THE 150	150’ - ILC, TD	GOM	Century Exploration	65-67	7	08/27/07
8	Hercules 152	THE 152	150’ - MC, TD	GOM	Phoenix Exploration	55-57	4	08/24/07
9	Hercules 153	THE 153	150’ - MC, TD	GOM	Stacked Ready
10	Hercules 173	Hercules Rig 22	173’ - MC, TD	GOM	Chevron	67-69	41	09/30/07
11	Hercules 200	THE 200	200’ - MC, TD	GOM	Hunt Petroleum W&T Offshore	70-72 66-68	15 40	09/04/07 10/14/07
12	Hercules 201	THE 201	200’ - MC, TD	GOM	Stacked Ready
13	Hercules 202	THE 202	200’ - MC, TD	GOM	El Paso	80-82	38	09/27/07
14	Hercules 203	THE 203	200’ - MC, TD	GOM	Energy XXI	69-71	36	09/25/07
15	Hercules 204	THE 204	200’ - MC, TD	GOM	Apache Corp	115-117	54	10/13/07
16	Hercules 207	THE 207	200’ - MC, TD	GOM	ADTI	69-71	12	09/01/07
17	Hercules 211	Hercules Rig 11	200’ - MC	GOM	W&T Offshore	54-56	14	08/31/07
18	Hercules 250	THE 250	250’ - MS, TD	GOM	Peregrine	65-67	33	09/22/07
19	Hercules 251	THE 251	250’ - MS, TD	GOM	ADTI	70-72	2	08/22/07
20	Hercules 252	THE 252	250’ - MS, TD	GOM	Stacked Ready Century Exploration	58-60	22	09/13/07
21	Hercules 253	THE 253	250’ - MS, TD	GOM	Bayou Bend	70-72	26	09/15/07
22	Hercules 257	Hercules Rig 30	250’ - MS, TD	GOM	ADTI/Helis	84-86	5	08/25/07	Scheduled 15 days in shipyard for top drive replacement after current job

						Average	21	days
23	Hercules 155	THE 155	150’ - ILC	GOM	Cold Stacked 07/01
24	Hercules 191	THE 191	160’ - MS	GOM	Cold Stacked 08/01
25	Hercules 254	THE 254	250’ - MS	GOM	Cold Stacked 07/01
26	Hercules 255	THE 255	250’ - MS	GOM	Cold Stacked 07/01
27	Hercules 256	THE 256	250’ - MS, TD	GOM	Cold Stacked 03/99

Hercules Offshore Monthly Rig Status Report as of August 20, 2007

	Future Rig Name	Current Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
							Days	Date
International Offshore

1	Hercules 110	THE 110	100’ - MC, TD	Trinidad	Trinmar	51-53	242	04/18/08
2	Hercules 170	Hercules Rig 16	170’ - ILC	Qatar	Oxy	68-70	278	05/24/08
3	Hercules 156	THE 156	150’ - ILC, TD	Brazil Cameroon & Gabon	El Paso Oil and Gas of Brazil ADDAX	72-74 134-136	56 180	10/15/07 05/02/08	Dry transport to West Africa 10/16 -11/5/07 Six month option at $149-$151K
4	Hercules 185	THE 185	120’ - ILC, TD	Angola	Angola Drilling Company Ltd	124-126	365	08/18/08
5	Hercules 205	THE 205	200’ - MC, TD	Mexico	Shipyard PEMEX	NA	730	10/22/09	Repairs expected to be completed in October Dayrate adjusts quarterly to published GOM index for 200’ Mat Cantilever + $20,000
6	Hercules 206	THE 206	200’ - MC, TD	Mexico	PEMEX	111-113	673	06/23/09
7	Platform 3	Platform 3	Platform, TD	Mexico	PEMEX	28-30	252	04/28/08
8	Hercules 258	Hercules Rig 31	250’ - MS	India	Cairn	139-141	102	11/30/07	Additional 2 option wells at $139-$141K remaining
9	Hercules 208	THE 208	200’ - MC	Singapore/ Malaysia	Shipyard Murphy	109-111	1,095	02/01/11	Undergoing significant refurbishment with expected completion in 1Q 2008
10	Hercules 260	Hercules Rig 26	250’ - ILC	US GOM/ TBA	Shipyard				Undergoing significant upgrade and refurbishment. Expected completion and commissioning October 2007. Bidding internationally.
						Average	397	days

Land Rigs

1	Cliffs #36	Cliffs #36	2000 hp, TD	Trinidad	Talisman Trinidad	31-33	11	08/31/07
2	Cliffs #37	Cliffs #37	2000 hp, TDr	Venezuela	PDVSA	35-37	238	04/14/08	Execution of one year term contract pending
3	Cliffs #40	Cliffs #40	2000 hp, TD	Venezuela	PDVSA	35-37	231	04/07/08	Execution of one year term contract pending
4	Cliffs #42	Cliffs #42	2000 hp, TD	Venezuela	PDVSA	34-36	217	03/24/08	Execution of one year term contract pending
5	Cliffs #43	Cliffs #43	2000 hp, TDr	Venezuela	PDVSA	35-37	235	04/11/08	Execution of one year term contract pending
6	Cliffs #54	Cliffs #54	3000 hp, TD	Venezuela	PDVSA	38-40	30	09/19/07
7	Cliffs #55	Cliffs #55	3000 hp, TD	Venezuela	PDVSA	38-40	26	09/15/07
8	Hercules #26	Rig #26	750 hp	Texas	Stacked Ready
9	Hercules #27	Rig #27	900 hp	Texas	Stacked Ready
						Average	110	days

Hercules Offshore Monthly Rig Status Report as of August 20, 2007

		Current Name	Rig Type	Location	Customer /Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)
	Future Rig Name						Days	Date	Comments
US Inland Barges

1	Hercules 01	Rig 01	Conv - 2000 hp	US Inland Gulf Coast	Maritech Resources Inc.	35-37	20	09/09/07
2	Hercules 09	Rig 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Red Willow Offshore, LLC	67-69	201	03/08/08
3	Hercules 11	Rig 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Pel-Tex Oil Co., LLC	39-41	41	09/30/07
4	Hercules 15	Rig 15	Conv - 2000 hp	US Inland Gulf Coast	Swift Energy Company	36-38	17	09/06/07
5	Hercules 17	Rig 17	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	45-47	15	09/04/07
6	Hercules 19	Rig 19	Conv - 1000 hp	US Inland Gulf Coast	Dune Operating	33-35	67	10/26/07
7	Hercules 27	Rig 27	Posted - 3000 hp, TD	US Inland Gulf Coast	ADTI Contango	54-56 58-60	51 62	10/10/07 01/08/08	28 day shipyard planned between wells in Q3
8	Hercules 28	Rig 28	Conv - 3000 hp	US Inland Gulf Coast	Phoenix Exploration	33-35	15	09/04/07
9	Hercules 29	Rig 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	38-40	7	08/27/07
10	Hercules 41	Rig 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex Energy	45-47	20	09/09/07
11	Hercules 46	Rig 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Hunt Petroleum	40-42	30	08/31/07
12	Hercules 48	Rig 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
13	Hercules 49	Rig 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Energy XXI	42-44	26	09/15/07
14	Hercules 52	Rig 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Summit Energy	51-53	2	08/22/07
15	Hercules 55	Rig 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Drilling Partners	40-42	—	08/20/07
16	Hercules 57	Rig 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Boss E&P	41-43	26	09/15/07
17	Hercules 64	Rig 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Brammer Engineering	40-42	41	09/30/07

						Average	38	days

18	Hercules 07	Rig 07	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 10	Rig 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
20	Hercules 20	Rig 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
21	Hercules 21	Rig 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
22	Hercules 23	Rig 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
23	Hercules 30	Rig 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Rig 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Rig 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Rig 47	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Rig 61	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.
(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.
(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore Liftboat Fleet Status for the month ended July 31, 2007

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats(1)	Revenue Per Day Per Liftboat(2)	Operating Days	Utilization(3)	Comments
Gulf of Mexico
260	1	1	$34,632	10	32%	One vessel in drydock July and August
230	3	3	28,984	70	75%	One vessel in for repairs through mid-July.
190-215	6	6	21,762	178	96%	One vessel entering drydock late August
170	2	2	19,379	43	69%	One vessel in for repairs May through mid-July.
140-150	6	6	10,356	141	76%	One vessel in drydock in July and two vessels in drydock in August
120-130	14	14	8,730	259	60%	Five vessels in drydock during July, two vessels in drydock in August
105	15	14	7,176	275	63%	Three vessels in drydock in July, four vessels in drydock in August. One undergoing refurbishment through September

Sub-total/Average	47	46	13,091	976	68%

West Africa
170-215	3	2	$25,158	62	100%	One newly acquired vessel under refurbishment
140-150	4	4	12,056	104	84%	One vessel in drydock in July
120-130	7	7	9,652	183	84%	Three vessels in drydock in July
105	4	4	10,836	103	83%	Two vessels had unscheduled maintenance between customers in July

Sub-total/Average	18	17	12,602	452	86%

Total/Average	65	63	12,936	1,428	73%

Note:

(1)	Actively marketed liftboats excludes one GOM cold-stacked 105’ class liftboat that is undergoing refurbishment until September 2007, and one West Africa 170-215’ class liftboat which was acquired in June 2007 and is undergoing refurbishment until January 2008.
(2)	Includes reimbursables.
(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.